UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 25, 2025

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 36, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events
On August 25, 2025, Zillow Group, Inc. (the “Company”) will enter into agreements with each of Morgan Stanley & Co. LLC, Citibank, N.A., Barclays Bank PLC, and JPMorgan Chase Bank, National Association, New York Branch (each a “Counterparty” and collectively, the “Counterparties”) to unwind and terminate certain capped call transactions by and between the Company and each Counterparty (such transactions, the “Capped Calls,” and the unwind and termination of the Capped Calls, the “Unwind Transactions”). The Company entered into the Capped Calls in September 2019 in connection with the issuance of its previously outstanding 1.375% Convertible Senior Notes due 2026 (which were fully settled in December 2024). Upon settlement of the Unwind Transactions, the Company will have no remaining capped call transactions outstanding.
The Company expects to receive from the Counterparties an aggregate of 3.1 million shares of the Company’s Class C capital stock, which will reduce the Company's Class C capital stock outstanding, and $38.2 million in cash (the “Unwind Amount”), upon the Unwind Transactions. In connection with the Unwind Transactions, the Counterparties may buy or sell shares of the Company’s Class C capital stock in secondary market transactions and/or unwind various derivative transactions with respect to such Class C capital stock.
Forward-Looking Statements
Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements relating to the Unwind Transactions, including the anticipated Unwind Amount and potential actions of the Counterparties. Statements containing words such as “expects,” “may,” “will,” “believe,” “anticipate,” “intend,” “plan,” “project,” “predict,” “projections,” “continue,” “estimate,” “would,” “could,” or similar expressions constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to the trading volume and market price of the Company’s Class C capital stock and the completion of the Unwind Transactions, as well as other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company’s other filings with the U.S. Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2025	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer